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                                                                   Exhibit 10.41

                                 March 14, 2000

  EChapman.com, Inc.
  The Chapman Co.
  World Trade Center - Baltimore
  28th Floor
  401 East Pratt Street
  Baltimore, Maryland  21201

                  Re:      EChapman.com, Inc.
                           Registration Statement on Form SB-2
                           Registration No. 333-90987
                           -----------------------------------
  Ladies and Gentlemen:

         The undersigned has been advised that EChapman.com, Inc. (the "Company"), is contemplating an underwritten public offering (the "Offering") of up to 4,000,000 shares of its common stock, $.001 par value per share (the "Common Stock"), pursuant to an Underwriting Agreement (the "Underwriting Agreement") to be entered into with The Chapman Co. (the "Underwriter") in connection with the Offering.

         The Company has entered into merger agreements with each of Chapman Holdings, Inc. ("CHI") and Chapman Capital Management Holdings, Inc. ("CCMHI") pursuant to which CHI and CCMHI will merge with and into separate, wholly-owned subsidiaries of the Company (each a "Surviving Company") and each share of the Common Stock of CHI and CCHMI will convert into the right to receive shares of the Common Stock (the "Mergers"). As a result of the Mergers, the undersigned will have the right to receive shares of the Common Stock.

         In order to induce the Underwriter to enter into the Underwriting Agreement with the Company, the undersigned, intending to be legally bound, hereby agrees that the undersigned and any entities through which the undersigned owns or will own any shares of Common Stock will not, without the prior written consent of the Underwriter, directly or indirectly, sell, offer, pledge, offer to sell, contract to sell, grant any option to purchase or otherwise transfer or dispose of (or announce any offer, sale, pledge, offer of sale, contract of sale, grant of an option to purchase or other transfer or disposition), any shares of Common Stock or any securities convertible into, exercisable or exchangeable for, shares of Common Stock for a period of 180 days from the effective date of the Registration Statement; PROVIDED, HOWEVER, that the undersigned may sell up to 80,000 shares of the Common Stock to the Underwriter pursuant to the over-allotment option granted to the Underwriter in the Underwriting Agreement; and PROVIDED, FURTHER, that this limitation shall not apply to shares of the Common Stock held by CHI or its subsidiaries, CCMHI or its subsidiaries, or the Surviving Companies or their respective subsidiaries.


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  EChapman.com, Inc.
  March 14, 2000
  Page 2

         The undersigned acknowledges that any sale, hypothecation or transfer of any securities of the Company in violation of this letter will be null and void. The undersigned acknowledges that it is impossible to measure the damages that will accrue to the Company by reason of a failure of the undersigned to comply with the provisions of this letter. Therefore, if the Company shall institute any action or proceeding to enforce the provisions hereof, the undersigned agrees that the Company shall be entitled to injunctive relief, and the undersigned waives, and shall not allege, any claim or defense to such action or proceeding, including, without limitation, any claim or defense that the undersigned has an adequate remedy at law.

           Notwithstanding the foregoing, the undersigned may transfer any securities of the Company, either during the undersigned's lifetime or upon death by will or intestacy, to immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of the undersigned's immediate family; PROVIDED, HOWEVER, that in any such case it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this letter, and there shall be no further transfer of such securities except in accordance with this letter. For purposes of this paragraph, "immediate family" shall mean spouse, former spouse, lineal descendant, father, mother, brother or sister of the undersigned.

           This letter shall have no further force or effect if the Underwriting Agreement is not entered into or, if the Underwriting Agreement is entered into, if the transactions set forth therein are not consummated.

                                                     Very truly yours,

                                                     /s/ NATHAN A. CHAPMAN, JR.
                                                     --------------------------
                                                     Nathan A. Chapman